UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2014

Date of reporting period :	March 1, 2013 — February 28, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PISFX

Putnam Retirement Income Fund Lifestyle 3

Annual report
2|28|14

A world of investing.®

Putnam INVESTMENTS

PUTNAM RETIREMENT INCOME LIFESTYLE FUNDS invest in a mix of stocks, bonds, and mutual funds for investors seeking income in retirement.

Putnam
Retirement Income
Fund Lifestyle 3

Annual report
2 | 28 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	26

Federal tax information	68

Shareholder meeting results	69

About the Trustees	70

Officers	72

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. There is no guarantee that the fund will provide adequate income at and through an investor’s retirement. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Stock and bond markets have exhibited some volatility this year, as the global economy continues to heal slowly, and new geopolitical risks have emerged. This fluctuating investment climate drives home the importance of portfolio diversification.

In this environment, we believe Putnam’s active investment research and strategies are well suited to serve investors pursuing income and capital appreciation goals.

We are pleased to report that this investment focus continues to garner Putnam recognition in the mutual fund industry. In 2013 — and for the third time in five years — Barron’s ranked Putnam one of the top two mutual fund families based on total returns across asset classes. Reflecting a commitment to long-term results, Putnam ranked second out of 55 mutual fund families for the five-year period that ended in December 2013.

In addition to sound investment strategies, your portfolio also benefits from sound advice, we believe. An experienced advisor can help you assess your individual needs, time horizon, and risk tolerance — and can help guide you toward your investment goals.

As always, thank you for investing with Putnam.

Putnam Retirement Income Fund Lifestyle 3

Helping investors pursue monthly income in retirement

After accumulating savings during your working years, you are faced with another great challenge — using that money to generate income in retirement. Putnam Retirement Income Fund Lifestyle 3 may be attractive to investors who are seeking income for their retirement years with a secondary objective of capital appreciation. Managed by industry veterans, the fund invests in a combination of stocks, bonds, and mutual funds.

A flexible investment portfolio

Putnam Retirement Income Fund Lifestyle 3 can invest in a wide range of securities, including U.S. and international stocks, bonds, convertible securities, and Putnam Absolute Return 700 Fund®.

Strategic allocations

Putnam Absolute Return 700 Fund 10%
Equity 30%
Fixed income 60%

Equity and fixed-income weightings reflect strategic allocations set forth in the fund's prospectus; actual allocations may vary.

Managed by Putnam's experienced Global Asset Allocation group

The fund is managed by a veteran portfolio team who each have more than 15 years of investment experience. As specialists in multi-asset investing, they are skilled in top-down asset allocation decisions as well as selecting stocks and bonds across global markets. They pursue strong returns within the fund's risk profile to deliver long-term income in retirement.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Robert J. Schoen
(industry since 1990)

Joshua B. Kutin, CFA
(industry since 1998)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Retirement Income Fund Lifestyle 3

Retirement Income Fund Lifestyle 3 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Retirement Income Fund Lifestyle 3

Interview with your fund’s portfolio manager

Bob, could you review market conditions during the 12 months that ended February 28, 2014?

Investors who took on risk in 2013 were rewarded, in what proved to be the equity market’s best annual performance since the 1990s. There were some speed bumps, such as when the market advance slowed in October as a result of the congressional budget debate, which led to a 16-day partial shutdown of the federal government. Nevertheless, for the period that ended February 28, 2014, riskier assets generally offered higher returns than “safer” investments such as Treasuries or highly rated corporate bonds.

Markets also experienced unusually low volatility, though in January a small correction occurred in U.S. equities, with the S&P 500 Index, a broad measure of U.S. stocks, declining more than 3.5%. But I believe that this was mainly due to some year-end profit taking, as investors sought to realize capital gains after the start of the year for tax purposes and had waited to sell. Notably, the market did rebound in February, the period’s final month.

In addition, some softer economic numbers came out, but in my opinion this had more to do with the record cold temperatures across the nation during January, and the weather’s impact on the housing sector, consumer behavior, and construction.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

Retirement Income Fund Lifestyle 3	5

During the period, the U.S. central bank did a good job of communicating its intentions to eventually draw down its $85-billion-a-month purchase of bonds. Although the actual first $10 billion reduction did not take place until January 2014, this had an effect on the more interest-rate-sensitive areas of the fixed-income market.

How did Putnam Retirement Income Fund Lifestyle 3 perform in this environment?

The fund’s diversified approach to investing helped to mute the effects of volatility during the period. For the 12 months ended February 28, 2014, the fund generated a positive return that surpassed the return of its primary benchmark, the Barclays U.S. Aggregate Bond Index, but lagged the performance of its secondary all-equity benchmark, the S&P 500 Index.

What strategy shifts did you make, if any, during the period?

Across the board, we have recalibrated our expectations on equities and commodities, as well as interest-rate and credit risk.

Because interest rates are rising, the biggest shift in strategy was a reduction of the portfolio’s duration, which means we lowered its sensitivity to interest-rate changes. With the Federal Reserve beginning to taper its quantitative-easing program by $10 billion a month, interest rates rose during the period.

Retirement Income Fund Lifestyle 3 seeks to generate current income, and the challenge has been finding robust sources of return in this environment. I am less worried about a dramatic sell-off in the market than I am about the simple lack of opportunity for finding returns in excess of U.S. Treasuries.

Allocations are shown as a percentage of the fund’s net assets as of 2/28/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Retirement Income Fund Lifestyle 3

So, within the portfolio, we are focusing slightly more on credit risk and high yield as opposed to interest-rate risk. Spreads — the difference between the yield of a security and the yield of a U.S. Treasury bond — have narrowed dramatically. It has been a very good trade for several years, but we are looking to reduce exposure there as well.

Where did you find returns in equities during the period?

Within equities, positive performance was broad-based. The largest contribution came from targeting less volatile, or low-beta, stocks. Our research has shown that low-beta stocks have historically provided better risk-adjusted returns [how much risk is taken for producing a given return] for longer time periods compared with the overall market.

How did the harsh winter weather affect U.S. economic activity in the final months of the period?

One of the biggest short-term challenges to economic growth has been the weather. There is no doubt that extreme winter conditions have contributed to disappointing data in a variety of economic zones. If you look at consumer activity, people just do not want to buy a car or a house or even go out to eat in these kinds of conditions. And if you are in construction, you cannot even break a foundation if the ground is frozen.

I do believe that with the spring thaw, discretionary consumer spending will pick up. I believe there is plenty of pent-up demand, and this will be reflected in the

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/14. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Retirement Income Fund Lifestyle 3	7

second quarter’s data — in everything from home sales to automotive sales and other consumer spending.

What is your outlook?

I believe that the U.S. economic recovery will continue to take a classic “muddle through” progression. By that, I mean that the recovery is taking place, but it’s much slower than what we have experienced in the past.

For the past five-plus years, since the financial crisis of 2008, we have had a mediocre growth rate. Although growth has been tepid, the good news is that it has steadily moved us away from the precipice of financial disaster. We are not out of the woods by any stretch. We have a stable economy right now, but it’s a low-growth.

So the question is: How do we ultimately break out to the upside economically? I believe we need to see higher levels of revenue growth at the corporate level. Some early signs of revenue growth exist, but they are still limited. I believe we also need true employment growth and wage growth. As the slack gradually comes out of the economy, I believe that we will see improvement but it has been glacially and frustratingly slow.

Across the board, equity valuations have become somewhat stretched, but we remain constructive on the asset class. While not euphoric about the current environment, companies are more hopeful about business conditions. I believe corporate balance sheets look solid and earnings are decent, but there has been little top-line growth. Stocks may continue to move higher in 2014, though in our view, probably not to the same degree as in 2013.

While not overly pessimistic, we are not nearly as optimistic as we were at the beginning

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Allocations also reflect the holdings of one or more of the Putnam Absolute Return Funds. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Retirement Income Fund Lifestyle 3

of 2012 and 2013. We plan to become more tactical in the months ahead, as we believe there will be more volatility.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Retirement Income Fund Lifestyle 3	9

IN THE NEWS

Did severe winter weather chill U.S. economic growth? In its Beige Book released in early March, the Federal Reserve, summarizing economic activity in 12 U.S. districts, mentioned the word “weather” 119 times. Manufacturing businesses in nine of those districts — Boston, New York, Philadelphia, Cleveland, Richmond, Atlanta, Chicago, St. Louis, and Dallas — reported that Mother Nature wreaked economic havoc, citing power outages, supply-chain disruptions, sluggish factory production, and declining retail and auto sales. Snow, ice, and bitter cold hit New York and Philadelphia particularly hard, with both regions experiencing the most notable drop in economic activity. Based on anecdotal reports from bank and branch directors, businesses, and other sources, the Beige Book is an important resource for the Fed in making interest-rate decisions. Fed Chair Janet Yellen and her central bank colleagues will try to determine whether the economic weakness is part of a trend — or a temporary setback that will reverse as the weather improves.

10	Retirement Income Fund Lifestyle 3

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	64.18%	57.61%	54.46%	54.46%	52.79%	52.79%	57.53%	52.41%	60.26%	67.79%
Annual average	5.38	4.93	4.70	4.70	4.58	4.58	4.92	4.56	5.11	5.62

5 years	94.99	87.19	87.77	85.77	87.75	87.75	91.43	85.21	92.38	97.46
Annual average	14.29	13.36	13.43	13.19	13.43	13.43	13.87	13.12	13.98	14.58

3 years	21.31	16.46	18.64	15.64	18.63	18.63	20.36	16.45	20.16	22.29
Annual average	6.65	5.21	5.86	4.96	5.86	5.86	6.37	5.21	6.31	6.94

1 year	10.33	5.91	9.45	4.45	9.43	8.43	9.98	6.41	10.06	10.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Retirement Income Fund Lifestyle 3	11

Comparative index returns For periods ended 2/28/14

	Barclays U.S. Aggregate
	Bond Index	S&P 500 Index

Life of fund	54.31%	101.27%
Annual average	4.69	7.68

5 years	28.39	181.57
Annual average	5.13	23.00

3 years	11.92	49.53
Annual average	3.83	14.35

1 year	0.15	25.37

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,446 and $15,279, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,241. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,026 and $16,779, respectively.

12	Retirement Income Fund Lifestyle 3

Fund price and distribution information For the 12-month period ended 2/28/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.204		$0.126	$0.124	$0.179		$0.177	$0.228

Capital gains	—		—	—	—		—	—

Total	$0.204		$0.126	$0.124	$0.179		$0.177	$0.228

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/13	$10.21	$10.64	$10.18	$10.18	$10.20	$10.54	$10.20	$10.22

2/28/14	11.05	11.51	11.01	11.01	11.03	11.40	11.04	11.07

	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1,2]	1.85%	1.77%	1.20%	1.20%	1.63%	1.58%	1.63%	2.06%

Current 30-day SEC yield [3,4]
(with expense limitation)	N/A	0.85	0.15	0.16	N/A	0.61	0.38	1.13

Current 30-day SEC yield [3,4]
(without expense limitation)	N/A	0.10	–0.63	–0.62	N/A	–0.14	–0.39	0.35

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Current dividend rate excludes dividends received from underlying Putnam funds.

3 For a portion of the period, the fund had expense limitations, without which returns would have been lower.

4 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/13/04)		(9/12/05)		(9/12/05)		(9/12/05)		(9/12/05)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	64.88%	58.29%	55.11%	55.11%	53.36%	53.36%	58.18%	53.04%	60.92%	68.38%
Annual average	5.38	4.93	4.70	4.70	4.58	4.58	4.92	4.56	5.11	5.61

5 years	89.06	81.50	81.90	79.90	82.04	82.04	85.60	79.57	86.29	91.30
Annual average	13.59	12.66	12.71	12.46	12.73	12.73	13.17	12.42	13.25	13.85

3 years	21.74	16.87	18.84	15.84	18.94	18.94	20.69	16.77	20.47	22.48
Annual average	6.78	5.33	5.92	5.02	5.95	5.95	6.47	5.30	6.40	6.99

1 year	9.12	4.75	8.26	3.26	8.23	7.23	8.88	5.34	8.85	9.35

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Retirement Income Fund Lifestyle 3	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 2/28/13*	1.11%	1.86%	1.86%	1.36%	1.36%	0.86%

Total annual operating expenses
for the fiscal year ended 2/28/13	1.88%	2.63%	2.63%	2.13%	2.13%	1.63%

Annualized expense ratio for
the six-month period ended
2/28/14†	1.01%	1.76%	1.76%	1.26%	1.26%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.11% in fees and expenses of acquired funds (including underlying Putnam funds). Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 6/30/14.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2013, to February 28, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.22	$9.07	$9.07	$6.50	$6.50	$3.93

Ending value (after expenses)	$1,083.00	$1,079.40	$1,079.20	$1,081.80	$1,081.80	$1,085.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Retirement Income Fund Lifestyle 3

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2014, use the following calculation method. To find the value of your investment on September 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.06	$8.80	$8.80	$6.31	$6.31	$3.81

Ending value (after expenses)	$1,019.79	$1,016.07	$1,016.07	$1,018.55	$1,018.55	$1,021.03

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Retirement Income Fund Lifestyle 3	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change

16	Retirement Income Fund Lifestyle 3

in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2014, Putnam employees had approximately $460,000,000 and the Trustees had approximately $109,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Retirement Income Fund Lifestyle 3	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Retirement Income Fund Lifestyle 3

Trustee approval of management contract

Putnam Investment Management (“Putnam Management”) serves as investment manager to your fund under a management contract. In addition, Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), provides services to your fund under a sub-management contract between Putnam Management and PIL, and another affiliate, The Putnam Advisory Company (“PAC”), provides services to your fund under a sub-advisory contract among Putnam Management, PIL and PAC. Putnam Management is majority owned (directly and indirectly) by Power Corporation of Canada, a diversified international management and holding company with interests in companies in the financial services, communications and other business sectors. Until his death on October 8, 2013, The Honourable Paul G. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada. Upon his death, Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), causing your fund’s existing management, sub-management and sub-advisory contracts to terminate automatically. On October 18, 2013, the Trustees, including all of the Trustees who are not “interested persons” (as this term is defined in the 1940 Act) of the Putnam funds (the “Independent Trustees”), approved interim management contracts between the Putnam funds and Putnam Management and the continuance of your fund’s sub-management and sub-advisory contracts to address this possibility and to avoid disruption of investment advisory and other services provided to the Putnam funds. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting called for February 27, 2014. The Trustees also approved new sub-management and sub-advisory contracts, to be effective at the same time as the new definitive management contracts. The fund’s shareholders approved your fund’s new management contract at a special meeting on February 27, 2014.

In considering whether to approve your fund’s interim management contract and the continuance of your fund’s sub-management and sub-advisory contracts in October, and in considering whether to approve your fund’s new definitive management contract and its new sub-management and sub-advisory contracts in November, the Trustees took into account that they had recently approved the continuation (through June 30, 2014) of the fund’s previous management, sub-management and sub-advisory contracts at their meeting in June 2013. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to those of the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the terms of the sub-management and sub-advisory contracts were identical to those of the previous sub-management and sub-advisory contracts, respectively, except for the effective dates and initial terms. In light of the substantial similarity between the proposed contracts and the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their review of these contracts in connection with

Retirement Income Fund Lifestyle 3	19

their June meeting. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The  Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

• Putnam Investments’ commitment to bear a reasonable share of the expenses incurred by the Putnam Funds in connection with the Transfer.

General conclusions in connection with the Trustees’ June 2013 approval of the fund’s management, sub-management and sub-advisory contracts

As noted above, in connection with their deliberations in October and November 2013, in addition to the factors described above, the Trustees considered their recent approval of your fund’s management, sub-management and sub-advisory contracts in June 2013. The Board oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management, sub-management and sub-advisory contracts. The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be

20	Retirement Income Fund Lifestyle 3

necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ June 2013 approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all

Retirement Income Fund Lifestyle 3	21

funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense

22	Retirement Income Fund Lifestyle 3

levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. In addition, Putnam Management has contractually agreed through at least June 30, 2014 to waive fees (and, to the extent necessary, bear other expenses) to the extent that the expenses of your fund (excluding brokerage, interest, taxes, investment-related expenses, extraordinary expenses, payments under the fund’s distribution plans, and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.75% of the fund’s average net assets. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fifth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

Retirement Income Fund Lifestyle 3	23

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A shares’ return net of fees and expenses was positive for the one-year, three-year and five-year periods ended December 31, 2012. The Trustees did not find any evidence of underperformance that would suggest a need for concern regarding the investment process for your fund. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees noted, however, that before it was renamed Putnam Retirement Income Fund Lifestyle 3 on June 16, 2011, the fund (as Putnam Income Strategies Fund) did not invest in Putnam Absolute Return 700 Fund. Had your fund done so, its performance may have been different.

24	Retirement Income Fund Lifestyle 3

The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Retirement Income Fund Lifestyle 3	25

Financial statements

A note about your fund’s auditors

During your fund’s fiscal year, between July 18, 2013 and December 16, 2013, a non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms had an investment in certain non-U.S. funds that became affiliated with Putnam Investments as a result of the acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consisted of pension plan assets for the benefit of the member firm’s personnel. This investment is inconsistent with the SEC’s independence rules applicable to auditors. Although upon the disposition of the investment by the member firm on December 16, 2013 PwC and its affiliates took all necessary steps to eliminate this issue, the requirements of the SEC’s independence rules were not met for your fund’s fiscal year because the SEC’s rules require an audit firm to be independent for the entire fiscal year under audit. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditor could present, the Audit and Compliance Committee determined that PwC should continue to act as auditor for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

26	Retirement Income Fund Lifestyle 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Retirement Income Fund Lifestyle 3:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Retirement Income Fund Lifestyle 3 (the “fund”) at February 28, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at February 28, 2014 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 11, 2014

Retirement Income Fund Lifestyle 3	27

The fund’s portfolio 2/28/14

COMMON STOCKS (30.0%)*	Shares	Value

Banking (1.9%)
Associated Banc-Corp.	388	$6,476

Australia & New Zealand Banking Group, Ltd. (Australia)	295	8,480

Banco Santander Central Hispano SA (Spain)	2,063	18,697

Bendigo and Adelaide Bank, Ltd. (Australia)	983	9,779

CaixaBank, SA (Spain)	2,888	18,217

City National Corp.	96	7,184

Commonwealth Bank of Australia (Australia)	262	17,492

First Niagara Financial Group, Inc.	694	6,295

HSBC Holdings PLC (United Kingdom)	2,545	26,836

JPMorgan Chase & Co.	925	52,559

KeyCorp	498	6,559

Natixis (France)	3,302	23,823

PNC Financial Services Group, Inc.	364	29,768

Resona Holdings, Inc. (Japan)	2,300	12,007

State Street Corp.	324	21,277

Sumitomo Mitsui Financial Group, Inc. (Japan)	200	8,954

Svenska Handelsbanken AB Class A (Sweden)	586	30,618

Swedbank AB Class A (Sweden)	337	9,513

Wells Fargo & Co.	65	3,017

Westpac Banking Corp. (Australia)	1,022	30,609

		348,160
Basic materials (1.2%)
Archer Daniels-Midland Co.	740	30,044

Asahi Kasei Corp. (Japan)	2,000	14,281

BASF SE (Germany)	197	22,684

CF Industries Holdings, Inc.	30	7,527

Domtar Corp. (Canada)	18	1,994

Dow Chemical Co. (The)	619	30,151

Fletcher Building, Ltd. (New Zealand)	2,323	18,384

Fortune Brands Home & Security, Inc.	138	6,450

LyondellBasell Industries NV Class A	209	18,409

Mitsubishi Chemical Holdings Corp. (Japan)	2,500	11,330

Packaging Corp. of America	49	3,572

PPG Industries, Inc.	73	14,441

Reliance Steel & Aluminum Co.	40	2,771

Rio Tinto PLC (United Kingdom)	460	26,440

Stora Enso OYJ Class R (Finland)	1,625	18,516

		226,994
Capital goods (1.1%)
ABB, Ltd. (Switzerland)	552	14,115

AGCO Corp.	85	4,461

Allegion PLC (Ireland) †	87	4,728

BAE Systems PLC (United Kingdom)	4,006	27,564

Ball Corp.	76	4,223

Canon, Inc. (Japan)	400	12,444

Cummins, Inc.	152	22,180

Exelis, Inc.	174	3,555

28	Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.0%)* cont.	Shares	Value

Capital goods cont.
IDEX Corp.	70	$5,255

Ingersoll-Rand PLC	243	14,857

Leggett & Platt, Inc.	143	4,583

MRC Global, Inc. †	81	2,083

Northrop Grumman Corp.	178	21,543

Raytheon Co.	259	25,359

Toyoda Gosei Co., Ltd. (Japan)	400	8,464

Vinci SA (France)	381	28,467

WABCO Holdings, Inc. †	51	5,225

		209,106
Communication services (1.1%)
Belgacom SA (Belgium)	566	17,074

Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	5,113	8,291

Comcast Corp. Class A	723	37,372

Deutsche Telekom AG (Germany)	1,579	26,797

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	300	16,847

NTT DoCoMo, Inc. (Japan)	600	10,051

Orange (France)	1,439	18,013

T-Mobile US, Inc. †	204	6,222

Telecom Corp. of New Zealand, Ltd. (New Zealand)	4,940	10,360

Telstra Corp., Ltd. (Australia)	2,028	9,148

Verizon Communications, Inc.	787	37,445

Vodafone Group PLC (United Kingdom)	2,375	9,905

		207,525
Conglomerates (0.4%)
AMETEK, Inc.	199	10,595

Bouygues SA (France)	581	23,425

Danaher Corp.	335	25,624

General Electric Co.	362	9,220

		68,864
Consumer cyclicals (3.2%)
ADT Corp. (The)	181	5,559

Advance Auto Parts, Inc.	57	7,260

American Eagle Outfitters, Inc.	231	3,356

Asahi Glass Co., Ltd. (Japan)	2,000	11,013

Bayerische Motoren Werke (BMW) AG (Germany)	224	26,034

Coach, Inc.	175	8,542

CST Brands, Inc.	95	3,090

Dai Nippon Printing Co., Ltd. (Japan)	1,000	10,073

Daihatsu Motor Co., Ltd. (Japan)	1,000	16,112

Daimler AG (Registered Shares) (Germany)	137	12,768

Daito Trust Construction Co., Ltd. (Japan)	200	18,637

Expedia, Inc.	87	6,832

Gannett Co., Inc.	198	5,891

Gap, Inc. (The)	188	8,225

Geberit International AG (Switzerland)	36	11,322

Graham Holdings Co. Class B	5	3,594

Hanesbrands, Inc.	78	5,716

Home Depot, Inc. (The)	434	35,601

Retirement Income Fund Lifestyle 3	29

COMMON STOCKS (30.0%)* cont.	Shares	Value

Consumer cyclicals cont.
Host Hotels & Resorts, Inc. R	1,852	$36,429

Hugo Boss AG (Germany)	119	15,849

Kimberly-Clark Corp.	341	37,629

Liberty Media Corp. Class A †	63	8,641

Lowe’s Cos., Inc.	564	28,217

Macy’s, Inc.	224	12,961

McGraw Hill Financial, Inc.	243	19,357

Next PLC (United Kingdom)	306	34,511

PetSmart, Inc.	79	5,298

Pitney Bowes, Inc.	175	4,454

priceline.com, Inc. †	24	32,372

Reed Elsevier PLC (United Kingdom)	1,315	20,160

Ryman Hospitality Properties R	800	33,752

Scripps Networks Interactive Class A	82	6,662

SJM Holdings, Ltd. (Hong Kong)	5,000	16,156

Swire Pacific, Ltd. Class A (Hong Kong)	2,000	22,484

TABCORP Holdings, Ltd. (Australia)	6,892	21,873

Viacom, Inc. Class B	256	22,459

Wyndham Worldwide Corp.	95	6,924

Wynn Resorts, Ltd.	51	12,367

		598,180
Consumer finance (0.1%)
Discover Financial Services	387	22,206

		22,206
Consumer staples (2.2%)
British American Tobacco (BAT) PLC (United Kingdom)	341	18,558

Colgate-Palmolive Co.	794	49,887

Corrections Corp. of America R	1,231	41,054

CVS Caremark Corp.	811	59,317

Geo Group, Inc. (The) R	1,037	33,423

ITOCHU Corp. (Japan)	1,100	13,701

Japan Tobacco, Inc. (Japan)	300	9,550

Kao Corp. (Japan)	300	10,340

Kirin Holdings Co., Ltd. (Japan)	1,000	13,684

Lawson, Inc. (Japan)	200	13,905

Liberty Interactive Corp. Class A †	333	9,724

ManpowerGroup, Inc.	67	5,237

Metcash, Ltd. (Australia)	2,961	8,208

Molson Coors Brewing Co. Class B	55	3,126

Nestle SA (Switzerland)	402	30,441

Procter & Gamble Co. (The)	56	4,405

Reckitt Benckiser Group PLC (United Kingdom)	113	9,298

Sumitomo Corp. (Japan)	700	9,256

Swedish Match AB (Sweden)	438	13,868

Tesco PLC (United Kingdom)	3,381	18,638

Unilever NV ADR (Netherlands)	594	23,556

Unilever PLC (United Kingdom)	211	8,625

Woolworths, Ltd. (Australia)	342	11,052

		418,853

30	Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.0%)* cont.	Shares	Value

Energy (1.8%)
Baker Hughes, Inc.	192	$12,150

BP PLC (United Kingdom)	4,934	41,675

Cabot Oil & Gas Corp.	200	7,000

Chevron Corp.	45	5,190

ConocoPhillips	425	28,263

Dril-Quip, Inc. †	27	2,904

Exxon Mobil Corp.	267	25,704

Halcon Resources Corp. †	137	514

Occidental Petroleum Corp.	309	29,825

Oceaneering International, Inc.	57	4,080

Oil States International, Inc. †	34	3,227

PBF Energy, Inc.	57	1,436

Phillips 66	254	19,014

Royal Dutch Shell PLC Class A (United Kingdom)	944	34,429

Royal Dutch Shell PLC Class B (United Kingdom)	401	15,626

Schlumberger, Ltd.	381	35,433

Seadrill, Ltd. (Norway)	267	9,849

Statoil ASA (Norway)	373	9,844

Superior Energy Services, Inc.	115	3,403

Tesoro Corp.	75	3,826

TonenGeneral Sekiyu KK (Japan)	1,000	8,840

Total SA (France)	423	27,459

Valero Energy Corp.	237	11,371

		341,062
Financial (0.1%)
CoreLogic, Inc. †	299	9,747

Deutsche Boerse AG (Germany)	224	18,378

		28,125
Health care (2.9%)
AbbVie, Inc.	316	16,088

Aetna, Inc.	249	18,105

AstraZeneca PLC (United Kingdom)	463	31,664

Cardinal Health, Inc.	225	16,094

Celgene Corp. †	84	13,503

Eli Lilly & Co.	200	11,922

GlaxoSmithKline PLC (United Kingdom)	677	18,949

Health Net, Inc. †	54	1,839

Intuitive Surgical, Inc. †	24	10,676

Jazz Pharmaceuticals PLC †	13	1,975

Johnson & Johnson	514	47,350

McKesson Corp.	147	26,026

Merck & Co., Inc.	596	33,966

Novartis AG (Switzerland)	305	25,472

Omega Healthcare Investors, Inc. R	413	13,199

Orion OYJ Class B (Finland)	503	16,566

Pfizer, Inc.	1,315	42,225

Roche Holding AG-Genusschein (Switzerland)	77	23,761

Sabra Health Care REIT, Inc. R	426	12,128

Salix Pharmaceuticals, Ltd. †	17	1,835

Retirement Income Fund Lifestyle 3	31

COMMON STOCKS (30.0%)* cont.	Shares	Value

Health care cont.
Sanofi (France)	213	$22,147

Takeda Pharmaceutical Co., Ltd. (Japan)	600	28,773

VCA Antech, Inc. †	59	1,827

Ventas, Inc. R	1,453	90,711

WellPoint, Inc.	197	17,846

		544,647
Insurance (1.0%)
Allianz SE (Germany)	50	8,951

Allied World Assurance Co. Holdings AG	42	4,188

American Financial Group, Inc.	90	5,144

AMP, Ltd. (Australia)	3,486	15,043

Aon PLC	288	24,653

Aviva PLC (United Kingdom)	2,531	20,073

AXA SA (France)	336	8,784

Axis Capital Holdings, Ltd.	134	5,892

Baloise Holding AG (Switzerland)	89	11,475

Berkshire Hathaway, Inc. Class B †	23	2,663

CNP Assurances (France)	1,159	24,988

Muenchener Rueckversicherungs AG (Germany)	39	8,540

RSA Insurance Group PLC (United Kingdom)	7,647	12,453

Travelers Cos., Inc. (The)	276	23,140

Tryg A/S (Denmark)	98	9,462

Zurich Insurance Group AG (Switzerland)	40	12,257

		197,706
Investment banking/Brokerage (0.5%)
Daiwa Securities Group, Inc. (Japan)	1,000	9,046

Goldman Sachs Group, Inc. (The)	225	37,451

Investment AB Kinnevik Class B (Sweden)	1,081	41,964

Partners Group Holding AG (Switzerland)	34	8,857

		97,318
Real estate (8.8%)
Alexandria Real Estate Equities, Inc. R	602	43,615

American Capital Agency Corp. R	194	4,324

American Realty Capital Properties, Inc. R	795	11,679

Apartment Investment & Management Co. Class A R	506	15,124

AvalonBay Communities, Inc. R	365	47,074

Boston Properties, LP R	417	46,883

BRE Properties R	409	25,264

Camden Property Trust R	391	26,080

Chimera Investment Corp. R	535	1,707

CommonWealth REIT R	1,405	38,146

Corio NV (Netherlands) R	199	9,342

DCT Industrial Trust, Inc. R	1,084	8,585

DDR Corp. R	105	1,745

Digital Realty Trust, Inc. R	246	13,323

Douglas Emmett, Inc. R	985	26,526

Duke Realty Corp. R	309	5,191

DuPont Fabros Technology, Inc. R	1,266	33,625

EastGroup Properties, Inc. R	223	13,835

32	Retirement Income Fund Lifestyle 3

COMMON STOCKS (30.0%)* cont.	Shares	Value

Real estate cont.
Equity Lifestyle Properties, Inc. R	940	$37,835

Equity Residential Trust R	929	54,319

Essex Property Trust, Inc. R	74	12,377

Federal Realty Investment Trust R	335	37,289

General Growth Properties R	1,660	36,553

Government Properties Income Trust R	1,220	30,390

HCP, Inc. R	1,359	52,688

Health Care REIT, Inc. R	740	43,468

Home Properties, Inc. R	635	37,427

Hospitality Properties Trust R	1,432	37,948

Kilroy Realty Corp. R	39	2,243

Kimco Realty Corp. R	2,762	61,482

Lexington Realty Trust R	642	7,325

Macerich Co. (The) R	279	16,776

Medical Properties Trust, Inc. R	2,277	30,034

Mid-America Apartment Communities, Inc. R	124	8,387

Persimmon PLC (United Kingdom)	913	22,107

Post Properties, Inc. R	720	34,942

Prologis, Inc. R	1,732	71,341

Public Storage R	626	105,794

Rayonier, Inc. R	63	2,967

Realty Income Corp. R	397	17,635

Regency Centers Corp. R	79	4,011

Retail Opportunity Investments Corp. R	616	9,135

Senior Housing Properties Trust R	163	3,635

Simon Property Group, Inc. R	1,420	229,032

SL Green Realty Corp. R	167	16,588

Spirit Realty Capital, Inc. R	4,335	47,338

Stockland (Units) (Australia) R	4,607	15,916

Taubman Centers, Inc. R	630	44,384

UDR, Inc. R	338	8,724

Vornado Realty Trust R	987	95,038

Weingarten Realty Investors R	1,377	41,999

WP Carey, Inc. R	29	1,842

		1,651,037
Technology (2.3%)
Activision Blizzard, Inc.	653	12,636

Agilent Technologies, Inc.	74	4,213

AOL, Inc. †	241	10,551

Apple, Inc.	101	53,150

Broadcom Corp. Class A	759	22,557

Brocade Communications Systems, Inc. †	954	9,130

CA, Inc.	405	13,568

Cadence Design Systems, Inc. †	790	12,111

Cap Gemini (France)	160	12,529

EMC Corp.	1,210	31,908

F5 Networks, Inc. †	134	15,054

Fortinet, Inc. †	576	13,334

Retirement Income Fund Lifestyle 3	33

COMMON STOCKS (30.0%)* cont.	Shares	Value

Technology cont.
Gentex Corp.	142	$4,455

Google, Inc. Class A †	11	13,372

Hoya Corp. (Japan)	600	17,849

L-3 Communications Holdings, Inc.	75	8,655

Marvell Technology Group, Ltd.	720	11,009

Microsoft Corp.	1,133	43,405

NetApp, Inc.	461	18,629

Nippon Electric Glass Co., Ltd. (Japan)	3,000	13,633

Oracle Corp.	1,201	46,971

Rockwell Automation, Inc.	113	13,881

Symantec Corp.	674	14,478

Western Digital Corp.	277	24,096

		441,174
Transportation (0.5%)
Alaska Air Group, Inc.	61	5,285

ComfortDelgro Corp., Ltd. (Singapore)	7,000	10,676

Delta Air Lines, Inc.	685	22,749

Deutsche Post AG (Germany)	388	14,572

Japan Airlines Co., Ltd. (Japan) UR	300	14,944

Southwest Airlines Co.	587	13,172

Yangzijiang Shipbuilding Holdings, Ltd. (China)	10,000	8,967

		90,365
Utilities and power (0.9%)
CMS Energy Corp.	212	6,027

Edison International	259	13,564

Electricite de France (EDF) (France)	478	19,012

Enagas SA (Spain)	491	14,290

Enel SpA (Italy)	3,183	16,344

Energias de Portugal (EDP) SA (Portugal)	2,446	10,601

ENI SpA (Italy)	365	8,807

Entergy Corp.	141	8,999

Hokuriku Electric Power Co. (Japan)	1,000	12,900

PG&E Corp.	350	15,421

PPL Corp.	500	16,145

Red Electrica Corporacion SA (Spain)	250	19,462

Snam SpA (Italy)	2,341	13,326

UGI Corp.	89	3,977

		178,875

Total common stocks (cost $4,841,892)		$5,670,197

INVESTMENT COMPANIES (11.5%)*	Shares	Value

iShares MSCI EAFE ETF	1,502	$101,310

Putnam Absolute Return Fund 700 Class Y †††	152,222	1,887,555

SPDR S&P 500 ETF Trust S	857	159,659

SPDR S&P Midcap 400 ETF Trust	87	21,784

Total investment companies (cost $2,085,006)		$2,170,308

34	Retirement Income Fund Lifestyle 3

CONVERTIBLE BONDS AND NOTES (9.5%)*	Principal amount	Value

Basic materials (0.3%)
Cemex SAB de CV cv. unsec. sub. notes 4 7/8s, 2015 (Mexico)	$24,000	$29,760

U.S. Steel Corp. cv. sr. unsec. notes 4s, 2014	19,000	19,083

		48,843
Capital goods (0.5%)
Covanta Holding Corp. cv. sr. unsec. notes 3 1/4s, 2014	9,000	10,468

General Cable Corp. cv. unsec. sub. notes stepped-coupon 5s
(2 1/4s, 11/15/19) 2029 ††	19,000	21,423

Owens-Brockway Glass Container, Inc. 144A cv. company
guaranty sr. unsec. notes 3s, 2015	22,000	22,688

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	21,000	33,075

		87,654
Communication services (—%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
cv. company guaranty sr. unsec. notes 8 1/4s, 2040	6,000	6,945

Powerwave Technologies, Inc. cv. sr. unsec. sub. notes 3 7/8s,
2027 (In default) †	38,000	4

		6,949
Consumer cyclicals (2.1%)
Callaway Golf Co. cv. sr. unsec. bonds 3 3/4s, 2019	14,000	17,325

CBIZ, Inc. 144A cv. sr. sub. notes 4 7/8s, 2015	12,000	15,960

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	25,000	45,063

Forestar Group, Inc. cv. sr. unsec. unsub. notes 3 3/4s, 2020	11,000	12,018

Host Hotels & Resorts LP 144A cv. company guaranty sr. unsec.
notes 2 1/2s, 2029 R	10,000	15,219

Lennar Corp. 144A cv. sr. notes 2 3/4s, 2020	10,000	20,131

Liberty Interactive, LLC cv. sr. unsec. unsub. notes 3 1/2s, 2031	50,000	26,781

Liberty Interactive, LLC 144A cv. sr. unsec. notes 1s, 2043	18,000	18,810

Liberty Interactive, LLC 144A cv. sr. unsec. unsub. notes
0 3/4s, 2043	28,000	35,420

M/I Homes, Inc. cv. company guaranty sr. sub. notes 3s, 2018	13,000	14,381

MGM Resorts International Co. cv. company guaranty sr. unsec.
notes 4 1/4s, 2015	44,000	67,815

priceline.com, Inc. cv. sr. unsec. unsub. notes 1s, 2018	10,000	15,475

Ryland Group, Inc. (The) cv. company guaranty sr. unsub. notes
1 5/8s, 2018	16,000	25,680

Standard Pacific Corp. cv. company guaranty sr. unsec. unsub.
notes 1 1/4s, 2032	22,000	29,123

TRW Automotive, Inc. cv. company guaranty sr. unsec. notes
3 1/2s, 2015	5,000	14,022

XM Satellite Radio, Inc. 144A cv. company guaranty sr. unsec.
sub. notes 7s, 2014	16,000	31,990

		405,213
Consumer staples (0.4%)
Hertz Global Holdings, Inc. cv. sr. unsec. notes 5 1/4s, 2014	2,000	6,789

Rite Aid Corp. cv. sr. unsec. unsub. notes 8 1/2s, 2015	11,000	28,676

Vector Group, Ltd. cv. sr. unsec. FRN notes 2 1/2s, 2019	25,000	31,971

		67,436
Energy (1.1%)
Chesapeake Energy Corp. cv. company guaranty sr. unsec.
notes 2 1/4s, 2038	68,000	63,623

Cobalt International Energy, Inc. cv. sr. unsec. unsub. notes
2 5/8s, 2019	22,000	21,230

Retirement Income Fund Lifestyle 3	35

CONVERTIBLE BONDS AND NOTES (9.5%)* cont.	Principal amount	Value

Energy cont.
Energy XXI Bermuda, Ltd. 144A cv. sr. unsec. notes 3s, 2018	$14,000	$13,475

Goodrich Petroleum Corp. cv. company guaranty sr. unsub.
notes 5s, 2032	23,000	23,374

Hornbeck Offshore Services, Inc. cv. company guaranty sr.
unsec. notes 1 1/2s, 2019	16,000	18,070

Peabody Energy Corp. cv. jr. unsec. sub. debs. 4 3/4s, 2041	21,000	16,695

SEACOR Holdings, Inc. 144A cv. sr. unsec. notes 3s, 2028	19,000	18,751

Trico Marine Services, Inc. cv. sr. unsec. debs. 3s, 2027
(In default) †	15,000	263

Vantage Drilling Co. cv. sr. unsec. unsub. notes 7 7/8s, 2042	20,000	23,078

		198,559
Financials (1.2%)
Ares Capital Corp. cv. sr. unsec. notes 5 3/4s, 2016	32,000	34,780

Blackstone Mortgage Trust, Inc. cv. sr. unsec. unsub. notes
5 1/4s, 2018 R	20,000	22,063

DFC Global Corp. cv. sr. unsec. unsub. notes 3 1/4s, 2017	5,000	4,038

Forest City Enterprises, Inc. cv. sr. unsec. notes 4 1/4s, 2018	26,000	29,331

Hercules Technology Growth Capital, Inc. cv. sr. unsec.
notes 6s, 2016	16,000	21,400

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	10,000	14,569

Morgans Hotel Group Co. cv. sr. sub. notes 2 3/8s, 2014 R	13,000	12,821

PHH Corp. cv. sr. unsec. notes 4s, 2014	26,000	28,308

Radian Group, Inc. cv. sr. unsec. unsub. notes 3s, 2017	15,000	22,688

Starwood Property Trust, Inc. cv. sr. unsec. unsub.
notes 4s, 2019 R	14,000	16,083

Walter Investment Management Corp. cv. sr. unsec. sub. notes
4 1/2s, 2019	28,000	25,183

		231,264
Health care (1.5%)
Accuray, Inc. cv. sr. unsec. notes 3 3/4s, 2016	21,000	25,029

Alere, Inc. cv. sr. unsec. sub. notes 3s, 2016	14,000	15,768

Auxilium Pharmaceuticals, Inc. cv. sr. unsec. notes 1 1/2s, 2018	7,000	9,979

Brookdale Senior Living, Inc. cv. sr. unsec. unsub. notes
2 3/4s, 2018	23,000	30,978

China Medical Technologies, Inc. cv. sr. unsec. bonds Ser. CMT,
4s, 2014 (China) (In default) † F	25,000	2,000

China Medical Technologies, Inc. 144A cv. sr. unsec. notes
6 1/4s, 2016 (China) (In default) † F	14,000	980

Cubist Pharmaceuticals, Inc. cv. sr. unsec. notes 2 1/2s, 2017	4,000	11,088

Cubist Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
1 1/8s, 2018	15,000	18,600

Endo Health Solutions, Inc. cv. sr. unsec. sub. notes 1 3/4s, 2015	10,000	27,331

Gilead Sciences, Inc. cv. sr. unsec. notes 1 5/8s, 2016	7,000	25,463

HealthSouth Corp. cv. sr. unsec. sub. notes 2s, 2043	27,000	28,131

Hologic, Inc. cv. sr. unsec. unsub. notes stepped-coupon 2s (0s,
3/1/18) 2042 ††	38,000	38,998

Medidata Solutions, Inc. 144A cv. sr. unsec. notes 1s, 2018	15,000	20,091

PDL BioPharma, Inc. cv. sr. unsec. unsub. notes 4s, 2018	11,000	11,309

Teleflex, Inc. cv. sr. unsec. sub. notes 3 7/8s, 2017	17,000	28,794

		294,539

36	Retirement Income Fund Lifestyle 3

CONVERTIBLE BONDS AND NOTES (9.5%)* cont.	Principal amount	Value

Technology (2.4%)
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$26,000	$27,658

Ciena, Inc. cv. sr. unsec. notes 4s, 2020	16,000	23,740

Intel Corp. cv. jr. sub. notes 3 1/4s, 2039	15,000	20,259

Micron Technology, Inc. cv. sr. unsec. bonds Ser. E, 1 5/8s, 2033	50,000	112,406

Novellus Systems, Inc. cv. sr. unsec. notes 2 5/8s, 2041	16,000	25,980

ON Semiconductor Corp. cv. company guaranty sr. unsec. sub.
notes Ser. B, 2 5/8s, 2026	23,000	28,017

Safeguard Scientifics, Inc. cv. sr. unsec. bonds 5 1/4s, 2018	47,000	58,633

Salesforce.com, Inc. 144A cv. sr. unsec. unsub. notes
0 1/4s, 2018	20,000	23,718

SanDisk Corp. cv. sr. unsec. notes 1 1/2s, 2017	21,000	32,091

TeleCommunication Systems, Inc. cv. sr. unsec. notes
7 3/4s, 2018	47,000	45,825

Vishay Intertechnology, Inc. 144A cv. sr. unsec. notes
2 1/4s, 2041	18,000	16,290

Web.com Group, Inc. cv. sr. unsec. unsub. notes 1s, 2018	12,000	14,828

Xilinx, Inc. cv. sr. unsec. notes 2 5/8s, 2017	15,000	27,122

		456,567

Total convertible bonds and notes (cost $1,570,376)		$1,797,024

CONVERTIBLE PREFERRED STOCKS (5.3%)*	Shares	Value

Basic materials (0.4%)
ArcelorMittal SA Ser. MTUS, $1.50 cv. pfd. (France)	1,298	$30,767

Smurfit-Stone Container Corp. (Escrow) zero % cv. pfd. F	1,775	18

Weyerhaeuser Co. Ser. A, $3.188 cv. pfd. R	840	45,806

		76,591
Capital goods (0.4%)
United Technologies Corp. $3.75 cv. pfd.	1,025	68,132

		68,132
Communication services (0.6%)
Cincinnati Bell, Inc. Ser. B, $3.378 cum. cv. pfd.	800	36,736

Crown Castle International Corp. Ser. A, $2.25 cv. pfd.	340	34,638

Intelsat SA Ser. A, $2.875 cv. pfd. (Luxembourg)	465	24,878

Iridium Communications, Inc. 144A $7.00 cv. pfd.	135	12,724

		108,976
Consumer cyclicals (0.4%)
FelCor Lodging Trust, Inc. Ser. A, $0.488 cum. cv. pfd. R	1,505	35,157

Stanley Black & Decker, Inc. $6.25 cv. pfd.	350	37,415

		72,572
Consumer staples (0.1%)
Post Holdings, Inc. 144A $3.75 cv. pfd.	183	23,640

		23,640
Energy (0.5%)
Chesapeake Energy Corp. 144A 5.75% cv. pfd.	60	67,013

Halcon Resources Corp. Ser. A, 5.75% cv. pfd.	34	25,296

		92,309
Financials (1.8%)
Alexandria Real Estate Equities, Inc. Ser. D, $1.75 cv. pfd. R	1,117	30,159

AMG Capital Trust II $2.575 cv. pfd.	895	54,567

Bank of America Corp. Ser. L, 7.25% cv. pfd.	87	100,431

EPR Properties Ser. C, $1.44 cv. pfd.	1,170	25,210

Retirement Income Fund Lifestyle 3	37

CONVERTIBLE PREFERRED STOCKS (5.3%)* cont.	Shares	Value

Financials cont.
Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	474	$26,663

Maiden Holdings, Ltd. Ser. B, $3.625 cv. pfd. (Bermuda)	495	22,334

MetLife, Inc. $3.75 cv. pfd.	881	26,069

OFG Bancorp Ser. C, 8.75% cv. pfd. (Puerto Rico)	20	31,000

Wells Fargo & Co. Ser. L, 7.50% cv. pfd.	31	36,522

		352,955
Transportation (0.3%)
Continental Financial Trust II $3.00 cv. pfd.	510	25,293

Genesee & Wyoming, Inc. $5.00 cv. pfd.	237	31,106

		56,399
Utilities and power (0.8%)
AES Trust III $3.375 cv. pfd.	566	28,689

Dominion Resources, Inc. Ser. A, $3.063 cv. pfd.	635	36,328

El Paso Energy Capital Trust I $2.375 cv. pfd.	965	49,215

NextEra Energy, Inc. $2.799 cv. pfd.	662	40,183

		154,415

Total convertible preferred stocks (cost $904,501)		$1,005,989

CORPORATE BONDS AND NOTES (4.3%)*	Principal amount	Value

Basic materials (—%)
Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	$5,000	$5,388

		5,388
Capital goods (0.1%)
Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	10,000	13,161

		13,161
Communication services (0.6%)
American Tower Corp. sr. unsec. notes 7s, 2017 R	5,000	5,864

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	5,000	6,497

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	5,000	5,470

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	5,000	6,670

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	3,000	3,101

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	4,000	4,524

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	10,000	10,729

Sprint Capital Corp. company guaranty 6 7/8s, 2028	40,000	39,700

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	5,000	5,487

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	5,000	6,248

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	5,000	5,930

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	200	5,066

		105,286
Consumer cyclicals (0.2%)
21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 6.2s, 2034	5,000	5,800

American Media, Inc. 144A notes 13 1/2s, 2018	320	344

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	2,000	2,000

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	3,000	3,019

38	Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (4.3%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	$5,000	$5,031

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	5,000	5,313

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	5,000	6,381

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	1,000	1,202

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	5,000	6,666

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	5,816	6,180

		41,936
Consumer staples (0.2%)
Affinion Investments, LLC 144A company guaranty sr. unsec.
sub. notes 13 1/2s, 2018	5,100	5,024

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	2,000	2,662

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	5,000	4,684

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	10,000	11,325

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042	5,000	5,212

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	15,000	17,839

		46,746
Energy (0.5%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	3,000	3,203

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	5,000	6,424

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	5,000	5,500

Chesapeake Energy Corp. company guaranty notes
6 1/2s, 2017	15,000	16,950

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	5,000	5,377

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	5,000	6,528

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	10,000	11,275

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	5,000	5,138

Plains Exploration & Production Co. company guaranty sr.
unsec. unsub. notes 6 7/8s, 2023	5,000	5,575

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	5,000	5,705

Weatherford International, Ltd./Bermuda company guaranty
sr. unsec. notes 9 7/8s, 2039 (Bermuda)	10,000	14,903

Williams Cos., Inc. (The) notes 8 3/4s, 2032	7,000	8,376

Williams Cos., Inc. (The) notes 7 3/4s, 2031	2,000	2,205

		97,159
Financials (0.7%)
American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	5,000	6,439

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	15,000	17,968

Retirement Income Fund Lifestyle 3	39

CORPORATE BONDS AND NOTES (4.3%)* cont.	Principal amount	Value

Financials cont.
Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	$5,000	$5,403

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	2,000	2,576

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	5,000	6,279

Duke Realty LP sr. unsec. unsub. notes 3 7/8s, 2021 R	5,000	5,036

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	5,000	6,396

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	5,000	6,190

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	5,000	6,124

Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
bonds 8 1/8s, 2038	5,000	5,856

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	5,000	5,600

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. FRN notes 7s, 2037	5,000	5,213

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN notes
6.657s, 2049 (United Kingdom)	10,000	9,900

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	5,000	7,531

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	5,000	5,413

Royal Bank of Scotland PLC (The) unsec. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	5,000	5,889

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.243s, 2037	15,000	11,655

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	5,000	5,826

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	10,000	11,089

		136,383
Health care (0.2%)
Aetna, Inc. sr. unsec. notes 6 1/2s, 2018	5,000	5,940

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	2,000	2,155

Service Corp. International/US sr. unsec. unsub. notes
6 3/4s, 2016	25,000	27,219

		35,314
Technology (0.1%)
Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	3,000	3,488

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	13,000	12,740

		16,228
Utilities and power (1.7%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	15,000	17,775

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	5,000	6,444

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	5,000	6,481

Colorado Interstate Gas Co., LLC sr. unsec. debs. 6.85s, 2037	100,000	112,802

Dominion Resources, Inc./VA sr. unsec. unsub. notes
Ser. 07-A, 6s, 2017	5,000	5,733

Dynegy Holdings, LLC escrow bonds 7 3/4s, 2019	25,000	31

El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds
8 3/8s, 2032	5,000	6,757

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	5,000	5,333

40	Retirement Income Fund Lifestyle 3

CORPORATE BONDS AND NOTES (4.3%)* cont.	Principal amount	Value

Utilities and power cont.
Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	$5,000	$6,349

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10 1/4s, 2020	68,000	70,720

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	6,000	5,885

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)	5,000	5,758

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	15,000	16,425

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	4,000	4,384

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	5,000	5,125

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	5,000	6,516

TransCanada PipeLines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	10,000	10,353

Westar Energy, Inc. sr. mtge. bonds 8 5/8s, 2018	15,000	19,281

Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067	5,000	5,094

		317,246

Total corporate bonds and notes (cost $753,392)		$814,847

U.S. TREASURY OBLIGATIONS (2.9%)*	Principal amount	Value

U.S. Treasury Bonds 2 3/4s, August 15, 2042	$60,000	$50,890

U.S. Treasury Notes
2 3/4s, November 15, 2023	50,000	50,518
2s, February 15, 2023	100,000	95,722
1 3/4s, May 31, 2016	10,000	10,297
1 5/8s, August 15, 2022	100,000	93,688
1s, August 31, 2016	160,000	161,961
0 3/4s, March 31, 2018	90,000	88,444

Total U.S. treasury obligations (cost $545,428)		$551,520

MORTGAGE-BACKED SECURITIES (0.5%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust
Ser. 06-5, Class A3, 5.39s, 2047	$11,000	$11,172
FRB Ser. 05-1, Class A4, 5.17s, 2042	7,418	7,487

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 03-C3, Class AX, IO, 1.498s, 2038	6,884	1

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 08-C2, Class ASB, 6 1/8s, 2051	7,619	8,159
Ser. 04-CB8, Class B, 4 1/2s, 2039	10,000	10,013

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-LD11, Class A2, 5.798s, 2049	7,500	7,500
Ser. 04-LN2, Class A2, 5.115s, 2041	13,030	13,186

LB Commercial Conduit Mortgage Trust 144A Ser. 98-C4,
Class J, 5.6s, 2035	2,000	2,220

LB-UBS Commercial Mortgage Trust 144A Ser. 05-C2,
Class XCL, IO, 0.363s, 2040	227,988	600

Retirement Income Fund Lifestyle 3	41

MORTGAGE-BACKED SECURITIES (0.5%)* cont.		Principal amount		Value

Morgan Stanley Capital I Trust Ser. 07-IQ14, Class A2,
5.61s, 2049			$8,148	$8,259

Wachovia Bank Commercial Mortgage Trust Ser. 07-C34,
Class A2, 5.569s, 2046			10,940	10,940

WF-RBS Commercial Mortgage Trust
Ser. 13-C12, Class AS, 3.56s, 2048			10,000	9,865
Ser. 12-C9, Class AS, 3.388s, 2045			10,000	9,820

Total mortgage-backed securities (cost $98,944)				$99,222

MUNICIPAL BONDS AND NOTES (0.2%)*		Principal amount		Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34			$10,000	$13,580

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49			10,000	13,172

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40			5,000	5,402

Total municipal bonds and notes (cost $25,067)				$32,154

PREFERRED STOCKS (0.1%)*			Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.			10	$9,858

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.			275	7,466

Total preferred stocks (cost $15,146)				$17,324

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$1.70	6,345	$—

Total warrants (cost $1,269)				$—

SHORT-TERM INVESTMENTS (35.1%)*		Principal amount/shares		Value

Putnam Short Term Investment Fund 0.06% L			6,337,380	$6,337,380

Putnam Cash Collateral Pool, LLC 0.18% [d]			56,925	56,925

SSgA Prime Money Market Fund zero % P			100,000	100,000

U.S. Treasury Bills with effective yields ranging from 0.11%
to 0.12%, February 5, 2015 # §			$85,000	84,913

U.S. Treasury Bills with an effective yield of 0.09%,
October 16, 2014 §			39,000	38,980

Total short-term investments (cost $6,618,188)				$6,618,198

TOTAL INVESTMENTS

Total investments (cost $17,459,209)				$18,776,783

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IO	Interest Only
SPDR	S&P Depository Receipts

42	Retirement Income Fund Lifestyle 3

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2013 through February 28, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $18,874,259.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

††† Affiliated company (Note 5).

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

UR At the reporting period end, 100 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights and, until 2014, are not eligible for receipt of dividends.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $4,090,633 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $467,526)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Euro	Buy	3/19/14	$16,978	$16,666	$312

	Euro	Sell	3/19/14	16,978	16,804	(174)

Barclays Bank PLC
	Euro	Buy	3/19/14	16,149	15,965	184

	Euro	Sell	3/19/14	16,149	15,990	(159)

	Hong Kong Dollar	Buy	5/21/14	9,305	9,300	5

	Japanese Yen	Buy	5/21/14	5,075	5,072	3

Retirement Income Fund Lifestyle 3	43

FORWARD CURRENCY CONTRACTS at 2/28/14 (aggregate face value $467,526) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.
	Japanese Yen	Sell	5/21/14	$5,075	$5,050	$(25)

	Singapore Dollar	Buy	5/21/14	6,469	6,430	39

	Swedish Krona	Sell	3/19/14	15,250	14,959	(291)

	Swiss Franc	Buy	3/19/14	16,716	16,233	483

Citibank, N.A.
	Danish Krone	Buy	3/19/14	11,377	11,179	198

	Euro	Buy	3/19/14	24,707	24,448	259

	Euro	Sell	3/19/14	24,707	24,503	(204)

Credit Suisse International
	Australian Dollar	Buy	4/16/14	3,470	3,510	(40)

	Japanese Yen	Buy	5/21/14	13,398	13,338	60

	Japanese Yen	Sell	5/21/14	13,398	13,384	(14)

	New Zealand Dollar	Sell	4/16/14	23,818	23,413	(405)

	Norwegian Krone	Sell	3/19/14	6,062	5,890	(172)

	Swedish Krona	Sell	3/19/14	11,663	11,412	(251)

Deutsche Bank AG
	British Pound	Buy	3/19/14	9,544	9,332	212

	British Pound	Sell	3/19/14	9,544	9,482	(62)

	Euro	Buy	3/19/14	8,144	7,934	210

HSBC Bank USA, National Association
	British Pound	Sell	3/19/14	6,195	6,001	(194)

JPMorgan Chase Bank N.A.
	Australian Dollar	Sell	4/16/14	13,969	13,960	(9)

	British Pound	Buy	3/19/14	10,716	10,463	253

	British Pound	Sell	3/19/14	10,716	10,524	(192)

	Japanese Yen	Buy	5/21/14	9,943	9,936	7

	Singapore Dollar	Buy	5/21/14	7,731	7,686	45

	Swedish Krona	Sell	3/19/14	7,344	7,206	(138)

	Swiss Franc	Buy	3/19/14	16,602	16,318	284

Royal Bank of Scotland PLC (The)
	Japanese Yen	Buy	5/21/14	8,227	8,222	5

State Street Bank and Trust Co.
	Euro	Buy	3/19/14	18,772	18,587	185

	Euro	Sell	3/19/14	18,772	18,525	(247)

	Israeli Shekel	Sell	4/16/14	401	399	(2)

	Japanese Yen	Buy	5/21/14	21,853	21,794	59

	Swedish Krona	Sell	3/19/14	3,633	3,462	(171)

WestPac Banking Corp.
	Euro	Buy	3/19/14	10,490	10,387	103

	Euro	Sell	3/19/14	10,490	10,434	(56)

	Japanese Yen	Buy	5/21/14	6,683	6,678	5

	Japanese Yen	Sell	5/21/14	6,683	6,650	(33)

Total						$72

44	Retirement Income Fund Lifestyle 3

FUTURES CONTRACTS OUTSTANDING at 2/28/14

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	1	$219,875	Jun-14	$61

U.S. Treasury Note 5 yr (Long)	1	119,859	Jun-14	326

Total				$387

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/14

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Chase Bank N.A.
EM Series 15	BB+/P	$(200,000)	$1,600,000	6/20/16	500 bp	$(128,446)
Version 1 Index

Total		$(200,000)				$(128,446)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2014. Securities rated by Putnam are indicated by “/P.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/28/14

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 21	B+/P	$(149,212)	$2,150,000	12/20/18	500 bp	$45,709
Index

Total		$(149,212)				$45,709

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 28, 2014. Securities rated by Putnam are indicated by “/P.”

Retirement Income Fund Lifestyle 3	45

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$182,999	$43,995	$—

Capital goods	188,198	20,908	—

Communication services	161,119	46,406	—

Conglomerates	68,864	—	—

Consumer cyclicals	481,832	116,348	—

Consumer staples	329,157	89,696	—

Energy	332,222	8,840	—

Financials	2,217,226	127,326	—

Health care	515,874	28,773	—

Technology	409,692	31,482	—

Transportation	55,778	34,587	—

Utilities and power	165,975	12,900	—

Total common stocks	5,108,936	561,261	—

Convertible bonds and notes	—	1,794,044	2,980

Convertible preferred stocks	104,460	901,511	18

Corporate bonds and notes	—	814,847	—

Investment companies	2,170,308	—	—

Mortgage-backed securities	—	99,222	—

Municipal bonds and notes	—	32,154	—

Preferred stocks	7,466	9,858	—

U.S. treasury obligations	—	551,520	—

Warrants	—	—	—

Short-term investments	6,437,380	180,818	—

Totals by level	$13,828,550	$4,945,235	$2,998

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$72	$—

Futures contracts	387	—	—

Credit default contracts	—	266,475	—

Totals by level	$387	$266,547	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

46	Retirement Income Fund Lifestyle 3

Statement of assets and liabilities 2/28/14

ASSETS

Investment in securities, at value, including $55,887 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $9,254,179)	$10,494,923
Affiliated issuers (identified cost $8,205,030) (Notes 1 and 5)	8,281,860

Cash	91,336

Foreign currency (cost $426) (Note 1)	426

Dividends, interest and other receivables	57,966

Prepaid asset	20,214

Receivable for shares of the fund sold	129,868

Receivable for investments sold	14,014

Receivable from Manager (Note 2)	29,502

Receivable for variation margin (Note 1)	297

Unrealized appreciation on forward currency contracts (Note 1)	2,911

Premium paid on OTC swap contracts (Note 1)	200,000

Total assets	19,323,317

LIABILITIES

Payable for investments purchased	15,985

Payable for shares of the fund repurchased	739

Payable for custodian fees (Note 2)	9,448

Payable for investor servicing fees (Note 2)	3,516

Payable for Trustee compensation and expenses (Note 2)	31,068

Payable for administrative services (Note 2)	53

Payable for distribution fees (Note 2)	8,035

Payable for auditing and tax fees	74,524

Payable for variation margin (Note 1)	149

Unrealized depreciation on OTC swap contracts (Note 1)	128,446

Unrealized depreciation on forward currency contracts (Note 1)	2,839

Collateral on securities loaned, at value (Note 1)	56,925

Collateral on certain derivative contracts, at value (Note 1)	100,000

Other accrued expenses	17,331

Total liabilities	449,058

Net assets	$18,874,259

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$29,611,458

Undistributed net investment income (Note 1)	271,617

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(12,244,236)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	1,235,420

Total — Representing net assets applicable to capital shares outstanding	$18,874,259

(Continued on next page)

Retirement Income Fund Lifestyle 3	47

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($13,538,958 divided by 1,225,237 shares)	$11.05

Offering price per class A share (100/96.00 of $11.05)*	$11.51

Net asset value and offering price per class B share ($875,634 divided by 79,531 shares)**	$11.01

Net asset value and offering price per class C share ($2,834,537 divided by 257,377 shares)**	$11.01

Net asset value and redemption price per class M share ($486,967 divided by 44,145 shares)	$11.03

Offering price per class M share (100/96.75 of $11.03)†	$11.40

Net asset value, offering price and redemption price per class R share
($3,990 divided by 361 shares)††	$11.04

Net asset value, offering price and redemption price per class Y share
($1,134,173 divided by 102,474 shares)	$11.07

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

†† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

48	Retirement Income Fund Lifestyle 3

Statement of operations Year ended 2/28/14

INVESTMENT INCOME

Dividends (net of foreign tax of $6,351) (including dividend income of $22,120
from investments in affiliated issuers) (Note 5)	$261,806

Interest (including interest income of $3,291 from investments in affiliated issuers) (Note 5)	106,623

Securities lending (Note 1)	4

Total investment income	368,433

EXPENSES

Compensation of Manager (Note 2)	80,402

Investor servicing fees (Note 2)	21,765

Custodian fees (Note 2)	23,376

Trustee compensation and expenses (Note 2)	1,066

Distribution fees (Note 2)	67,065

Administrative services (Note 2)	416

Reports to shareholders	27,061

Auditing and tax fees	73,753

Blue sky expense	22,806

Other	6,124

Fees waived and reimbursed by Manager (Note 2)	(128,917)

Total expenses	194,917

Expense reduction (Note 2)	(181)

Net expenses	194,736

Net investment income	173,697

Net realized gain on investments (Notes 1 and 3)	759,458

Net realized gain on swap contracts (Note 1)	349,149

Net realized loss on futures contracts (Note 1)	(7,675)

Net realized gain on foreign currency transactions (Note 1)	4,329

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,080)

Net unrealized appreciation of investments, futures contracts and swap contracts
during the year	361,488

Net gain on investments	1,465,669

Net increase in net assets resulting from operations	$1,639,366

The accompanying notes are an integral part of these financial statements.

Retirement Income Fund Lifestyle 3	49

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/14	Year ended 2/28/13

Operations:
Net investment income	$173,697	$254,907

Net realized gain on investments
and foreign currency transactions	1,105,261	902,330

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	360,408	214,644

Net increase in net assets resulting from operations	1,639,366	1,371,881

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(222,171)	(235,897)

Class B	(9,861)	(11,810)

Class C	(32,075)	(34,176)

Class M	(8,545)	(9,015)

Class R	(71)	(40)

Class Y	(25,429)	(31,489)

Increase (decrease) from capital share transactions (Note 4)	1,118,312	(1,948,399)

Total increase (decrease) in net assets	2,459,526	(898,945)

NET ASSETS

Beginning of year	16,414,733	17,313,678

End of year (including undistributed net investment income
of $271,617 and $202,252, respectively)	$18,874,259	$16,414,733

The accompanying notes are an integral part of these financial statements.

50	Retirement Income Fund Lifestyle 3

This page left blank intentionally.

Retirement Income Fund Lifestyle 3	51

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From			Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	(%) [d]	(%)

Class A
February 28, 2014	$10.21	.12	.92	1.04	(.20)	(.20)	—	$11.05	10.33	$13,539	1.01 [e]	1.18	54
February 28, 2013	9.58	.16	.67	.83	(.20)	(.20)	—	10.21	8.83	10,782	1.00 [e]	1.69	45
February 29, 2012	9.76	.20	(.11)	.09	(.27)	(.27)	—	9.58	1.04	12,145	1.04 [e]	2.10	92
February 28, 2011	9.00	.25	.76	1.01	(.25)	(.25)	— [f]	9.76	11.45	14,224.97		2.65	72
February 28, 2010	6.69	.36	2.54	2.90	(.59)	(.59)	— [f]	9.00	44.22	13,694.75		4.31	93 [g]

Class B
February 28, 2014	$10.18	.05	.91	.96	(.13)	(.13)	—	$11.01	9.45	$876	1.76 [e]	.44	54
February 28, 2013	9.54	.09	.68	.77	(.13)	(.13)	—	10.18	8.12	812	1.75 [e]	.94	45
February 29, 2012	9.72	.13	(.11)	.02	(.20)	(.20)	—	9.54	.26	965	1.79 [e]	1.36	92
February 28, 2011	8.97	.17	.77	.94	(.19)	(.19)	— [f]	9.72	10.58	1,180	1.72	1.87	72
February 28, 2010	6.67	.30	2.52	2.82	(.52)	(.52)	— [f]	8.97	43.13	846	1.50	3.69	93 [g]

Class C
February 28, 2014	$10.18	.05	.90	.95	(.12)	(.12)	—	$11.01	9.43	$2,835	1.76 [e]	.44	54
February 28, 2013	9.55	.09	.67	.76	(.13)	(.13)	—	10.18	8.03	2,715	1.75 [e]	.90	45
February 29, 2012	9.72	.13	(.10)	.03	(.20)	(.20)	—	9.55	.35	2,352	1.79 [e]	1.33	92
February 28, 2011	8.97	.18	.76	.94	(.19)	(.19)	— [f]	9.72	10.56	3,120	1.72	1.90	72
February 28, 2010	6.67	.29	2.54	2.83	(.53)	(.53)	— [f]	8.97	43.15	2,940	1.50	3.55	93 [g]

Class M
February 28, 2014	$10.20	.10	.91	1.01	(.18)	(.18)	—	$11.03	9.98	$487	1.26 [e]	.96	54
February 28, 2013	9.56	.14	.68	.82	(.18)	(.18)	—	10.20	8.68	507	1.25 [e]	1.41	45
February 29, 2012	9.74	.16	(.10)	.06	(.24)	(.24)	—	9.56	.70	465	1.37 [e]	1.71	92
February 28, 2011	8.98	.20	.77	.97	(.21)	(.21)	— [f]	9.74	10.90	445	1.47	2.17	72
February 28, 2010	6.68	.31	2.53	2.84	(.54)	(.54)	— [f]	8.98	43.41	388	1.25	3.68	93 [g]

Class R
February 28, 2014	$10.20	.10	.92	1.02	(.18)	(.18)	—	$11.04	10.06	$4	1.26 [e]	.93	54
February 28, 2013	9.59	.10	.69	.79	(.18)	(.18)	—	10.20	8.35	4	1.25 [e]	1.14	45
February 29, 2012	9.77	.18	(.11)	.07	(.25)	(.25)	—	9.59	.77	1	1.29 [e]	1.87	92
February 28, 2011	9.01	.22	.77	.99	(.23)	(.23)	— [f]	9.77	11.15	1	1.22	2.40	72
February 28, 2010	6.69	.34	2.55	2.89	(.57)	(.57)	— [f]	9.01	44.04	1	1.00	4.07	93 [g]

Class Y
February 28, 2014	$10.22	.15	.93	1.08	(.23)	(.23)	—	$11.07	10.67	$1,134	.76 [e]	1.46	54
February 28, 2013	9.59	.18	.68	.86	(.23)	(.23)	—	10.22	9.08	1,595	.75 [e]	1.86	45
February 29, 2012	9.77	.23	(.11)	.12	(.30)	(.30)	—	9.59	1.30	1,386	.79 [e]	2.38	92
February 28, 2011	9.01	.27	.77	1.04	(.28)	(.28)	— [f]	9.77	11.73	1,555.72		2.90	72
February 28, 2010	6.70	.45	2.47	2.92	(.61)	(.61)	— [f]	9.01	44.53	1,474.50		5.71	93 [g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52	Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	53

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2014	0.77%

February 28, 2013	0.77

February 29, 2012	0.80

February 28, 2011	0.82

February 28, 2010	1.12

e Expense ratios do not include expenses of acquired funds.

f Amount represents less than $0.01 per share.

g Portfolio turnover excludes TBA purchase and sale transactions.

The accompanying notes are an integral part of these financial statements.

54	Retirement Income Fund Lifestyle 3

Notes to financial statements 2/28/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2013 through February 28, 2014.

Putnam Retirement Income Fund Lifestyle 3 (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek current income consistent with what Putnam Management believes to be prudent risk. The fund’s secondary objective is capital appreciation. The fund invests mainly in a combination of bonds and common stocks of U.S. and non-U.S. companies and in Putnam Absolute Return 700 Fund, which is a Putnam mutual fund Putnam Management refers to as the underlying fund. The fund may invest without limit in bonds that are either investment-grade or below investment-grade in quality (sometimes referred to as “junk bonds”) and have short- to long-term maturities. The fund also invests in other fixed-income securities, such as mortgage-backed investments, and invests in money market securities or affiliated money market or short-term investment funds for cash management. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of companies of any size. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments, and, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Retirement Income Fund Lifestyle 3	55

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only

56	Retirement Income Fund Lifestyle 3

securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation

Retirement Income Fund Lifestyle 3	57

acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,192 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC,

58	Retirement Income Fund Lifestyle 3

a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period the fund received cash collateral of $56,925 and the value of securities loaned amounted to $55,887.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2014, the fund had a capital loss carryover of $12,216,747 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$1,742,251	N/A	$1,742,251	February 28, 2017

10,474,496	N/A	10,474,496	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Retirement Income Fund Lifestyle 3	59

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from interest on payment-in-kind securities and from income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $193,820 to increase undistributed net investment income, $12,408 to increase paid-in-capital and $206,228 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,536,450
Unrealized depreciation	(245,997)

Net unrealized appreciation	1,290,453
Undistributed ordinary income	192,041
Capital loss carryforward	(12,216,747)
Cost for federal income tax purposes	$17,486,311

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee, computed and paid monthly, (based on the fund’s average net assets, excluding assets that are invested in other Putnam funds that charge a management fee) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through June 30, 2014, to the extent that expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, such as borrowing costs, payments under distribution plans, and extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.75% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $6,628 as a result of this limit.

Putnam Management has also contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets, that do not represent the fund’s investments in other Putnam funds, other than Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $122,289 as a result of this limit.

60	Retirement Income Fund Lifestyle 3

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$14,920	Class R	5

Class B	1,071	Class Y	1,559

Class C	3,554	Total	$21,765

Class M	656

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $29 under the expense offset arrangements and by $152 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $10, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50%

Retirement Income Fund Lifestyle 3	61

and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$28,797	Class M	2,532

Class B	8,276	Class R	20

Class C	27,440	Total	$67,065

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,036 and $23 from the sale of class A and class M shares, respectively, and received $345 and $52 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $761 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $6,029,368 and $6,368,864, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $922,101 and $926,730, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/14		Year ended 2/28/13

Class A	Shares	Amount	Shares	Amount

Shares sold	400,524	$4,294,866	94,588	$923,796

Shares issued in connection with
reinvestment of distributions	19,402	205,881	21,565	209,981

	419,926	4,500,747	116,153	1,133,777

Shares repurchased	(250,629)	(2,663,948)	(328,268)	(3,204,494)

Net increase (decrease)	169,297	$1,836,799	(212,115)	$(2,070,717)

	Year ended 2/28/14		Year ended 2/28/13

Class B	Shares	Amount	Shares	Amount

Shares sold	13,430	$142,345	4,003	$38,303

Shares issued in connection with
reinvestment of distributions	871	9,210	1,037	10,061

	14,301	151,555	5,040	48,364

Shares repurchased	(14,597)	(153,183)	(26,285)	(256,672)

Net decrease	(296)	$(1,628)	(21,245)	$(208,308)

	Year ended 2/28/14		Year ended 2/28/13

Class C	Shares	Amount	Shares	Amount

Shares sold	36,940	$387,734	48,511	$475,662

Shares issued in connection with
reinvestment of distributions	2,872	30,366	3,199	31,106

	39,812	418,100	51,710	506,768

Shares repurchased	(49,166)	(520,214)	(31,301)	(307,916)

Net increase (decrease)	(9,354)	$(102,114)	20,409	$198,852

62	Retirement Income Fund Lifestyle 3

	Year ended 2/28/14		Year ended 2/28/13

Class M	Shares	Amount	Shares	Amount

Shares sold	1,218	$13,290	2,160	$20,710

Shares issued in connection with
reinvestment of distributions	807	8,543	926	9,015

	2,025	21,833	3,086	29,725

Shares repurchased	(7,597)	(81,440)	(1,970)	(19,200)

Net increase (decrease)	(5,572)	$(59,607)	1,116	$10,525

	Year ended 2/28/14		Year ended 2/28/13

Class R	Shares	Amount	Shares	Amount

Shares sold	469	$5,007	226	$2,221

Shares issued in connection with
reinvestment of distributions	7	71	4	40

	476	5,078	230	2,261

Shares repurchased	(471)	(4,840)	(2)	(17)

Net increase	5	$238	228	$2,244

	Year ended 2/28/14		Year ended 2/28/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	23,408	$252,705	74,964	$739,877

Shares issued in connection with
reinvestment of distributions	2,082	22,080	2,366	23,290

	25,490	274,785	77,330	763,167

Shares repurchased	(78,985)	(830,161)	(65,832)	(644,162)

Net increase (decrease)	(53,495)	$(555,376)	11,498	$119,005

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Fair value

Class M	131	0.3%	$1,445

Class R	133	36.8	1,468

Note 5: Affiliated transactions

Transactions during the reporting period with a company which are under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value
	at the					Fair value at
	beginning of					the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Short Term
Investment Fund*	$3,802,441	$4,399,186	$1,864,247	$3,291	$—	$6,337,380

Putnam Absolute
Return 700 Fund
Class Y	1,562,387	727,149	462,059	22,120	—	1,887,555

Totals	$5,364,828	$5,126,335	$2,326,306	$25,411	$—	$8,224,935

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Retirement Income Fund Lifestyle 3	63

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	2

Forward currency contracts (contract amount)	$600,000

OTC credit default contracts (notional)	$2,800,000

Centrally cleared credit default contracts (notional)	$990,000

Warrants (number of warrants)	6,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$266,475*	Payables	$—

Foreign exchange
contracts	Receivables	2,911	Payables	2,839

Equity contracts	Investments	—	Payables	—

Receivables, Net
assets — Unrealized
Interest rate contracts	appreciation	387*	Payables	—

Total		$269,773		$2,839

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

64	Retirement Income Fund Lifestyle 3

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$349,149	$349,149

Foreign exchange contracts	—	4,680	—	$4,680

Interest rate contracts	(7,675)	—	—	$(7,675)

Total	$(7,675)	$4,680	$349,149	$346,154

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(76,292)	$(76,292)

Foreign exchange
contracts	—	—	(1,503)	—	$(1,503)

Equity contracts	(110)	—	—	—	$(110)

Interest rate contracts	—	(396)	—	—	$(396)

Total	$(110)	$(396)	$(1,503)	$(76,292)	$(78,301)

Retirement Income Fund Lifestyle 3	65

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co	WestPac Banking Corp.	Total

Assets:

OTC Credit default swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$71,554	$—	$—	$—	$—	$71,554

Centrally cleared credit default swap contracts§	—	—	297	—	—	—	—	—	—	—	—	—	297

Forward currency contracts#	312	714	—	457	60	422	—	589	—	5	244	108	2,911

Total Assets	$312	$714	$297	$457	$60	$422	$—	$72,143	$—	$5	$244	$108	$74,762

Liabilities:

Futures contracts§	—	—	—	—	—	—	—	—	149	—	—	—	149

Forward currency contracts#	174	475	—	204	882	62	194	339	—	—	420	89	2,839

Total Liabilities	$174	$475	$—	$204	$882	$62	$194	$339	$149	$—	$420	$89	$2,988

Total Financial and Derivative Net Assets	$138	$239	$297	$253	$(822)	$360	$(194)	$71,804	$(149)	$5	$(176)	$19	$71,774

Total collateral received (pledged)##†	$—	$—	$—	$—	$—	$—	$—	$71,804	$—	$—	$—	$—	$71,804

Net amount	$138	$239	$297	$253	$(822)	$360	$(194)	$—	$(149)	$5	$(176)	$19	$(30)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

66	Retirement Income Fund Lifestyle 3	Retirement Income Fund Lifestyle 3	67

Federal tax information (Unaudited)

The fund designated 23.24% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 50.90%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

68	Retirement Income Fund Lifestyle 3

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	5,415,154,963	14,207,845

Ravi Akhoury	5,415,184,974	14,177,833

Barbara M. Baumann	5,415,851,291	13,511,517

Jameson A. Baxter	5,415,767,570	13,595,238

Charles B. Curtis	5,415,854,394	13,508,413

Robert J. Darretta	5,416,022,043	13,340,765

Katinka Domotorffy	5,415,419,173	13,943,635

John A. Hill	5,415,885,634	13,477,174

Paul L. Joskow	5,416,010,424	13,352,383

Kenneth R. Leibler	5,415,817,292	13,545,516

Robert E. Patterson	5,415,985,292	13,377,516

George Putnam, III	5,415,959,400	13,403,408

Robert L. Reynolds	5,416,108,530	13,254,278

W. Thomas Stephens	5,415,918,406	13,444,402

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

975,360	28,317	18,349	354,171

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

5,234,359,081	33,570,449	18,267,087	143,166,192

All tabulations are rounded to the nearest whole number.

Retirement Income Fund Lifestyle 3	69

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company; SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

70	Retirement Income Fund Lifestyle 3

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Retirement Income Fund Lifestyle 3	71

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

72	Retirement Income Fund Lifestyle 3

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Auditor	Robert T. Burns
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Retirement Income Fund Lifestyle 3. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN103
286556 4/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2014	$66,179	$ —	$7,575	$ —
February 28, 2013	$82,890	$ —	$7,575	$ —

For the fiscal years ended February 28, 2014 and February 28, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $132,575 and $259,687 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2014	$ —	$125,000	$ —	$ —

February 28, 2013	$ —	$147,500	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 25, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 25, 2014